Offerings - Offering: 1	Feb. 13, 2026 USD ($)
Offering:
Fee Previously Paid	true
Transaction Valuation	$ 75,060,201
Fee Rate	0.01381%
Amount of Registration Fee	$ 10,365.81
Offering Note

(a)
The transaction value is calculated as the estimated aggregate maximum purchase price for Shares. The fee of $10,365.81 was paid in connection with the filing of the Schedule TO-I by T. Rowe Price OHA Select Private Credit Fund (File No. 005-94323) on November 3, 2025 (the “Schedule TO”). This is the final amendment to the Schedule TO and is being filed to report the results of the offer.

(b)
Calculated at $138.10 per $1,000,000 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.